
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information for The Goodyear Tire &
Rubber Company and Subsidiaries extracted from the Consolidated Statement of Income and Retained Earnings and the Consolidated Balance Sheet and is qualified in its entirety by reference to such financial statements.

This schedule shall not be deemed filed for purposes of Section 11 of the Securities Act of 1933 or Section 18 of the Securities Exchange Act of 1934.
</LEGEND>
<MULTIPLIER> 1,000,000

<PERIOD-TYPE>                                    3-MOS
<FISCAL-YEAR-END>                          DEC-31-2000
<PERIOD-START>                             JAN-01-2000
<PERIOD-END>                               MAR-31-2000
<CASH>                                             230
<SECURITIES>                                         0
<RECEIVABLES>                                    2,482
<ALLOWANCES>                                        87
<INVENTORY>                                      2,385
<CURRENT-ASSETS>                                 5,512
<PP&E>                                          11,294
<DEPRECIATION>                                   5,630
<TOTAL-ASSETS>                                  13,247
<CURRENT-LIABILITIES>                            4,162
<BONDS>                                          2,279
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                           156
<OTHER-SE>                                       3,478
<TOTAL-LIABILITY-AND-EQUITY>                    13,247
<SALES>                                          3,537
<TOTAL-REVENUES>                                 3,537
<CGS>                                            2,789
<TOTAL-COSTS>                                    2,789
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                                  62
<INCOME-PRETAX>                                    101
<INCOME-TAX>                                        37
<INCOME-CONTINUING>                                 64
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                        64
<EPS-BASIC>                                        .41
<EPS-DILUTED>                                      .40

